UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 3, 2020 (March 31, 2020)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro, Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of the stockholders of Summit Wireless Technologies, Inc. (the “Company”) held on March 31, 2020 (the “Special Meeting”), the Company’s stockholders voted on a proposal to approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), by a ratio in the range of between one-for-four and one-for-twenty, and to grant authorization to the Company’s board of directors (the “Board”) to determine, in its sole discretion, the specific ratio and timing of such reverse stock split (the “Reverse Split Proposal”). The Reverse Split Proposal is described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on March 9, 2020 and first mailed to the Company’s stockholders on or about March 13, 2020.

As of the close of business on March 9, 2020, the record date for the Special Meeting, there were 26,743,765 shares of Common Stock, and 250,000 shares of the Company’s Series A 8% Senior Convertible Preferred Stock, par value $0.0001 per share, issued, outstanding and entitled to vote. Stockholders holding 15,953,260 shares of Common Stock were present at the Special Meeting, in person or represented by proxy, which number constituted a quorum.

Proposal 1 – The Company’s stockholders approved an amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock and granted authorization to the Board to determine, in its sole discretion, the specific ratio and timing of such reverse stock split. The final voting results with respect to the Reverse Split Proposal were as follows:

For	Against	Abstain
15,257,502	643,426	52,332

There were no broker non-votes for the Reverse Split Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2020	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Executive Officer